Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2004

Boston Properties, Inc.

Fourth Quarter 2004

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Funds Available for Distribution and Interest Coverage Ratios	10
Discontinued Operations	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-23
Top 20 Tenants and Tenant Diversification	24
Office Properties-Lease Expiration Roll Out	25
Office/Technical Properties-Lease Expiration Roll Out	26
Industrial Properties-Lease Expiration Roll Out	27
Retail Properties - Lease Expiration Roll Out	28
Grand Total - Office, Office/Technical, Industrial and Retail Properties	29
Greater Boston Area Lease Expiration Roll Out	30-31
Washington, D.C. Area Lease Expiration Roll Out	32-33
San Francisco Area Lease Expiration Roll Out	34-35
Midtown Manhattan Area Lease Expiration Roll Out	36-37
Princeton Area Lease Expiration Roll Out	38-39
Other Properties Lease Expiration Roll Out	40-41
CBD/Suburban Lease Expiration Roll Out	42-43
Hotel Performance	44
Occupancy Analysis	45
Same Property Performance	46
Reconciliation to Same Property Performance and Net Income	47-48
Leasing Activity	49
Capital Expenditures, Tenant Improvements and Leasing Commissions	50
Acquisitions/Dispositions	51
Value Creation Pipeline - Construction in Progress	52
Value Creation Pipeline - Land Parcels and Purchase Options	53
Definitions	54

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “guidance,” “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Fourth Quarter 2004

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco, and Princeton, New Jersey. Its property portfolio is comprised primarily of first-class office space and also includes three hotels and one industrial building. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. Government and a diverse array of high-credit tenants.

Management

Boston Properties’ management team is among the most distinguished in the REIT industry. This deep and talented team of thirty individuals average twenty-four years of real estate experience and sixteen years with Boston Properties. Chairman Mortimer Zuckerman is nationally-known, serving as Chairman and Editor-in-Chief of U.S. News and World Report and Chairman and Publisher of the New York Daily News. He holds an undergraduate degree from McGill University, a law degree from Harvard University and an MBA from the Wharton School, University of Pennsylvania. President and CEO, Edward Linde, serves on a number of corporate and philanthropic boards, including the Boston Symphony Orchestra, National Association of Real Estate Investment Trusts (NAREIT) and The Real Estate Roundtable. He holds a B.S. Civil Engineering degree from MIT and an MBA with high distinction as a Baker Scholar from Harvard Graduate School of Business Administration. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independant Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2004)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	125
Total Square Feet	44.1 million
Common Shares and
Units Outstanding (as converted)	137.4 million
Dividend — Quarter/Annualized	$0.65/$2.60
Dividend Yield	4.02%
Total Market Capitalization	$13.9 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

Fourth Quarter 2004

INVESTOR INFORMATION

Board of Directors	Management
Mortimer B. Zuckerman Chairman of the Board	Robert E. Burke Executive Vice President for Operations

Edward H. Linde	Raymond A. Ritchey
President and Chief Executive Officer, Director	Executive Vice President, National Director of Acquisitions & Development

Lawrence S. Bacow	Douglas T. Linde
Director	Senior Vice President, Chief Financial Officer, and Treasurer

William M. Daley	Bryan J. Koop
Director, Chairman of Nominating & Corporate Governance Committee	Senior Vice President, Manager of Boston Office

Carol B. Einiger	Robert E. Selsam
Director	Senior Vice President, Manager of New York Office

Alan B. Landis Director	E. Mitchell Norville Senior Vice President, Manager of DC Office

Alan J. Patricof	Robert E. Pester
Director, Chairman of Audit Committee	Senior Vice President, Manager of San Francisco Office

Richard E. Salomon	Mitchell S. Landis
Director, Chairman of Compensation Committee	Senior Vice President, Manager of Princeton Office

Martin Turchin	Frank D. Burt
Director	Senior Vice President, General Counsel

David A. Twardock	Arthur S. Flashman
Director	Vice President and Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 111 Huntington Avenue, Suite 300 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 investor_relations@bostonproperties.com www.bostonproperties.com	Financial inquiries should be directed to Michael Walsh, Vice President, Finance, at 617.236.3410 or mwalsh@bostonproperties.com
Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2004	Q3 2004	Q2 2004	Q1 2004	Q4 2003
High Price	$64.85	$56.29	$55.54	$54.89	$48.47
Low Price	$56.25	$49.86	$43.63	$46.69	$43.40
Average Closing Price	$60.40	$53.57	$48.15	$51.06	$46.02
Closing Price, at the end of the quarter	$64.67	$55.39	$50.08	$54.31	$48.19
Dividends per share - annualized (1)	$2.60	$2.60	$2.60	$2.52	$2.52
Closing dividend yield - annualized	4.02%	4.69%	5.19%	4.64%	5.23%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	137,399	136,277	135,889	$135,582	127,683
Closing market value of outstanding shares and units (thousands)	$8,885,593	$7,548,404	$6,805,321	$7,363,458	$6,153,044

(1)	Reflects dividend increase from $0.63 per share to $0.65 per share - effective Q2 2004.

Timing

Quarterly results for 2005 will be announced according to the following schedule:

First Quarter	Late April
Second Quarter	Late July
Third Quarter	Late October
Fourth Quarter	Late January

Boston Properties, Inc.

Fourth Quarter 2004

RESEARCH COVERAGE

Equity Research Coverage	Debt Research Coverage
David Aubuchon	Chris Brown
A.G. Edwards & Sons	Banc of America Securities
314.955.5452	704.386.2524

Ross Nussbaum / John Kim	Susan Berliner
Banc of America Securities	Bear Stearns & Company
212.847.5668 / 212.847.5761	212.272.3824

Ross Smotrich / Jeffrey Langbaum	Thierry Perrein
Bear Stearns & Company	Credit Suisse First Boston
212.272.8046 / 212.272.4201	212.538.8618

Louis Taylor /Christoper Capolongo	Scott O’Shea
Deutsche Bank Securities	Deutsche Bank Securities
212.250.4912 / 212.250.7726	212.250.7190

David Loeb / Gustavo Sarago	Mark Streeter
Friedman, Billings, Ramsey & Co.	J.P. Morgan Securities
703.469.1289 / 703.469.1042	212.834.5086

Carey Callaghan / Allison Widman	John Forrey
Goldman Sachs & Company	Merrill Lynch & Company
212.902.4351 / 212.902.2796	212.449.1812

Jim Sullivan / Michael Knott	Thomas Cook
Green Street Advisors	Smith Barney Citigroup
949.640.8780	212.723.1112

Anthony Paolone / Michael Mueller
J.P. Morgan Securities
212.622.6682 / 212.622.6689
Rating Agencies:

Francis Greywitt/Michael Salinsky	William Travers
KeyBanc Capital Markets	Fitch Ratings
216.443.4795 / 216.563.2348	212.908.0304

David Shulman / David Toti	Karen Nickerson
Lehman Brothers	Moody’s Investors Service
212.526.3413 / 212.526.2002	212.553.4924

Steve Sakwa / Brian Legg	James Fielding
Merill Lynch & Company	Standard & Poor’s
212.449.0335 / 212.449.1153	212.438.2452

Gregory Whyte / David Cohen
Morgan Stanley & Company
212.761.6331 / 212.761.8564

James Sullivan /James Feldman
Prudential Equity Group
212.778.2515 / 212.778.1724

Jay Leupp / David Copp
RBC Capital Markets (US)
415.633.8588 / 415.633.8558

Jonathan Litt / John Stewart
Smith Barney Citigroup
212.816.0231 / 212.816.1685

Keith Mills / Srikanth Nagarajan
UBS Securities
212.713.3098 / 212.713.6144

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company or are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2004

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 54.

	Three Months Ended
	December 31, 2004		September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Income Items:

Revenue	$362,615		$359,716	$344,860	$333,330	$333,905
Straight line rent (SFAS 13)	$19,218		$16,954	$13,487	$11,620	$14,536
Fair value lease revenue (SFAS 141) (1)	$245		$241	$268	$(83)	$(53)
Lease termination fees (included in revenue) (2)	$634		$1,800	$—	$1,558	$1,401
Capitalized interest	$721		$1,758	$3,539	$4,831	$5,192
Capitalized wages	$1,549		$1,459	$1,565	$1,357	$1,209
Operating Margins [(rental revenue - rental expenses)/rental revenue] (3)	69.1%		68.9%	69.4%	69.6%	69.5%
Net income available to common shareholders	$62,254		$68,542	$87,118	$66,048	$60,592

Funds from operations (FFO) available to common shareholders (4)	$118,891		$119,937	$116,904	$103,831	$106,932

FFO per share - diluted (4)	$1.05		$1.07	$1.05	$0.99	$1.05
Net income available to common shareholders per share - basic	$0.57		$0.63	$0.81	$0.65	$0.62
Net income available to common shareholders per share - diluted	$0.56		$0.62	$0.79	$0.64	$0.61
Dividends per share	$0.65		$0.65	$0.65	$0.63	$0.63
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$78,964		$101,147	$109,181	$98,135	$85,497

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.64		2.74	2.80	2.66	2.68
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.62		2.68	2.67	2.50	2.50
FFO Payout Ratio (7)	61.90%		60.75%	61.90%	63.64%	60.00%
FAD Payout Ratio (8)	109.43	% (9)	83.73%	77.52%	82.49%	88.86%

	December 31, 2004		September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Capitalization:

Total Debt	$5,011,814		$5,016,069	$4,994,703	$4,910,761	$5,004,720
Price @ Quarter End	$64.67		$55.39	$50.08	$54.31	$48.19
Equity Value @ Quarter End	$8,885,593		$7,548,404	$6,805,321	$7,363,458	$6,153,044
Total Market Capitalization (10)	$13,897,407		$12,564,473	$11,800,024	$12,274,219	$11,157,764
Debt/Total Market Capitalization (10)	36.09%		39.92%	42.33%	40.01%	44.85%

(1)	Represents the net adjustment for above and below market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $613 for the three months ended June 30, 2004.
(3)	Rental Expenses include operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $6,541, $8,312, $5,900, $6,370 and $6,620 for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.
(4)	For a quantitative reconciliation of the differences between FFO and net income available to common shareholders, see page 9.
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 10.
(6)	For additional detail, see page 10.
(7)	Dividends per Common share divided by FFO per share - diluted.
(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FAD.
(9)	Includes leasing costs associated with the renewal of a 332,017 square foot lease, which costs are expected to be expended over the next three years. Excluding these costs, the FAD payout ratio would be 89.23%.
(10)	For additional detail, see page 12.

Boston Properties, Inc.

Fourth Quarter 2004

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
ASSETS
Real estate	$9,033,858	$9,053,584	$8,427,296	$8,272,848	$8,202,958
Construction in progress	35,063	19,279	606,012	579,751	542,600
Land held for future development	222,306	221,901	230,155	228,361	232,098
Real estate held for sale	—	45	5,756	42,449	5,604
Less accumulated depreciation	(1,143,369)	(1,151,896)	(1,099,715)	(1,047,911)	(1,001,435)

Total real estate	8,147,858	8,142,913	8,169,504	8,075,498	7,981,825
Cash and cash equivalents	239,344	213,873	227,698	182,151	22,686
Escrows	24,755	24,137	27,888	25,666	21,321
Tenant and other receivables, net	25,500	12,936	11,637	14,962	18,425
Accrued rental income, net	251,236	232,143	215,536	202,604	189,852
Deferred charges, net	254,950	240,834	212,666	196,598	188,855
Prepaid expenses and other assets	38,630	57,302	33,388	56,001	39,350
Investments in unconsolidated joint ventures	80,955	88,276	83,950	83,555	88,786

Total assets	$9,063,228	$9,012,414	$8,982,267	$8,837,035	$8,551,100

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,541,131	$3,545,477	$3,524,202	$3,440,351	$3,471,400
Unsecured senior notes, net of discount	1,470,683	1,470,592	1,470,501	1,470,410	1,470,320
Unsecured line of credit	—	—	—	—	63,000
Accounts payable and accrued expenses	94,451	88,124	91,790	110,002	92,026
Dividends and distributions payable	91,428	90,942	91,350	89,166	84,569
Interest rate contracts	1,164	2,928	4,800	6,417	8,191
Accrued interest payable	50,670	41,007	50,318	41,984	50,931
Other liabilities	91,300	89,813	89,145	79,390	80,367

Total liabilities	5,340,827	5,328,883	5,322,106	5,237,720	5,320,804

Commitments and contingencies	—	—	—	—	—

Minority interests	786,328	790,758	804,172	851,901	830,133

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 110,320,485, 108,986,697, 108,160,487, 106,442,998 and 98,230,177 outstanding, respectively	1,103	1,090	1,082	1,064	982
Additional paid-in capital	2,633,980	2,582,036	2,544,278	2,453,215	2,104,158
Earnings in excess of dividends	325,452	334,736	336,704	319,890	320,900
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(6,103)	(6,555)	(7,367)	(7,872)	(6,820)
Accumulated other comprehensive loss	(15,637)	(15,812)	(15,986)	(16,161)	(16,335)

Total stockholders’ equity	2,936,073	2,892,773	2,855,989	2,747,414	2,400,163

Total liabilities and stockholders’ equity	$9,063,228	$9,012,414	$8,982,267	$8,837,035	$8,551,100

Boston Properties, Inc.

Fourth Quarter 2004

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-04	30-Sep-04		30-Jun-04	31-Mar-04		31-Dec-03
Revenue:
Rental
Base Rent	$276,216	$274,138		$265,139	$255,313		$256,360
Recoveries from tenants	41,621	43,415		39,406	40,787		37,834
Parking and other	14,369	15,652	(1)	14,094	13,198		12,213

Total rental revenue	332,206	333,205		318,639	309,298		306,407
Hotel revenues	24,230	19,768		19,166	13,178		22,082
Development and management services	5,338	5,835		5,965	3,326		4,550
Interest and other	841	908		1,090	7,528	(2)	866

Total revenue	362,615	359,716		344,860	333,330		333,905

Expenses:
Operating	62,608	66,423		60,238	61,022		58,325
Real estate taxes	44,466	42,972		41,514	39,834		39,927
Hotel operating	16,961	13,709		13,376	11,678		15,992
General and administrative	15,541	13,002		12,493	12,600		11,749
Interest (3)	79,378	77,698		74,789	74,305		75,001
Depreciation and amortization	68,735	66,523		60,704	56,294		55,824
Loss from early extinguishment of debt	—	—		—	6,258		—

Total expenses	287,689	280,327		263,114	261,991		256,818

Income before minority interests and income from unconsolidated joint ventures	74,926	79,389		81,746	71,339		77,087
Minority interest in property partnerships	1,558	1,447		1,292	385		370
Income from unconsolidated joint ventures	664	460		879	1,377		662

Income before minority interest in Operating Partnership	77,148	81,296		83,917	73,101		78,119
Minority interest in Operating Partnership (4)	(16,000)	(16,993)		(17,895)	(17,265)		(18,676)

Income before gains on sales of real estate and other assets	61,148	64,303		66,022	55,836		59,443
Gains on sales of real estate and other assets, net of minority interest	—	—		1,377	6,698		—

Income before discontinued operations	61,148	64,303		67,399	62,534		59,443
Income from discontinued operations, net of minority interest	19	89		130	993		1,149
Gains on sales of real estate from discontinued operations, net of minority interest	1,087	4,150		19,589	2,521		—

Net income available to common shareholders	$62,254	$68,542		$87,118	$66,048		$60,592

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income available to common shareholders per share - basic	$0.57	$0.63		$0.81	$0.65		$0.62

Net income available to common shareholders per share - diluted	$0.56	$0.62		$0.79	$0.64		$0.61

(1)	Includes $1.8 million from settlement of litigation.
(2)	Includes approximately $7.0 million related to the termination of an agreement to enter into a ground lease in the three months ended March 31, 2004.
(3)	Interest expense is reported net of capitalized interest of $721, $1,758, $3,539, $4,831 and $5,192 for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.
(4)	Equals minority interest share of 16.51%, 16.75%, 16.96%, 17.96% and 18.59% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2004

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Dec-04	30-Sep-04	30-Jun-04	31-Mar-04	31-Dec-03
Net income available to common shareholders	$62,254	$68,542	$87,118	$66,048	$60,592
Add:
Minority interest in Operating Partnership	16,000	16,993	17,895	17,265	18,676
Less:
Minority interest in property partnerships	1,558	1,447	1,292	385	370
Income from unconsolidated joint ventures	664	460	879	1,377	662
Gain on sales of real estate and other assets, net of minority interest	—	—	1,377	6,698	—
Income from discontinued operations, net of minority interest	19	89	130	993	1,149
Gain on sales of real estate from discontinued operations, net of minority interest	1,087	4,150	19,589	2,521	—

Income before minority interests and income from unconsolidated joint ventures	74,926	79,389	81,746	71,339	77,087
Add:
Real estate depreciation and amortization (1)	69,989	67,538	61,919	57,873	57,500
Income from discontinued operations	64	160	211	1,267	1,490
Income from unconsolidated joint ventures	664	460	879	1,377	662
Less:
Minority property partnerships’ share of funds from operations	(123)	(17)	158	904	945
Preferred dividends and distributions	3,361	3,491	3,813	4,385	4,443

Funds from operations (FFO)	142,405	144,073	140,784	126,567	131,351

Less:
Minority interest in Operating Partnership’s share of funds from operations	23,514	24,136	23,880	22,736	24,419

FFO available to common shareholders (2)	$118,891	$119,937	$116,904	$103,831	$106,932

FFO per share - basic	$1.09	$1.11	$1.09	$1.03	$1.09

Weighted average shares outstanding - basic	109,359	108,339	107,216	100,890	97,945

FFO per share - diluted	$1.05	$1.07	$1.05	$0.99	$1.05

Weighted average shares outstanding - diluted	117,269	116,149	115,208	110,577	107,188

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO	$142,405	130,987	$144,073	130,141	$140,784	129,116	$126,567	122,983	$131,351	120,312
Effect of Dilutive Securities
Convertible Preferred Units	3,361	5,381	3,491	5,568	3,813	6,192	4,385	7,087	4,443	7,087
Stock Options and other	—	2,529	—	2,242	—	1,800	—	2,599	—	2,155

Diluted FFO	$145,766	138,897	$147,564	137,951	$144,597	137,108	$130,952	132,669	$135,794	129,554

Less:
Minority interest in Operating Partnership’s share of diluted funds from operations	22,698	21,628	23,321	21,802	23,097	21,900	21,806	22,092	23,444	22,366

Company’s share of diluted FFO (3)	$123,068	117,269	$124,243	116,149	$121,500	115,208	$109,146	110,577	$112,350	107,188

FFO per share - basic	$1.09		$1.11		$1.09		$1.03		$1.09

FFO per share - diluted	$1.05		$1.07		$1.05		$0.99		$1.05

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $68,735, $66,523, $60,704, $56,294 and $55,824, our share of unconsolidated joint venture real estate depreciation and amortization of $1,798, $1,636, $1,683, $1,697 and $1,874 and depreciation and amortization from discontinued operations of $0, $37, $149, $499 and $505, less corporate related depreciation of $544, $658, $617, $617 and $703 for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.
(2)	Based on weighted average shares for the quarter. Company’s share for the quarter ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003 was 83.49%, 83.25%, 83.04%, 82.04% and 81.41%, respectively.
(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003 was 84.43%, 84.20%, 84.03%, 83.35% and 82.74%, respectively.

Boston Properties, Inc.

Fourth Quarter 2004

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	December 31, 2004		September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Funds from operations (FFO) (see page 9)	$142,405		$144,073	$140,784	$126,567	$131,351
2nd generation tenant improvements and leasing commissions	(33,462	)(1)	(19,583)	(17,693)	(15,102)	(23,190)
Straight-line rent	(19,218)		(16,954)	(13,487)	(11,620)	(14,536)
Recurring capital expenditures	(10,921)		(6,831)	(4,138)	(3,211)	(8,413)
Fair value interest adjustment	(798)		(793)	(787)	(340)	(337)
Fair value lease revenue (SFAS 141)	(245)		(241)	(268)	83	53
Hotel improvements, equipment upgrades and replacements	(262)		(238)	(228)	(273)	(676)
Non real estate depreciation	544		658	617	617	703
Stock-based compensation	898		955	933	1,279	451
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	23		101	3,448	135	91

Funds available for distribution to common shareholder and common unitholders (FAD)	$78,964		$101,147	$109,181	$98,135	$85,497

Interest Coverage Ratios (in thousands, except for ratio amounts)
	Three Months Ended
	December 31, 2004		September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$74,926		$79,389	$81,746	$71,339	$77,087
Interest expense	79,378		77,698	74,789	74,305	75,001
Depreciation	68,735		66,523	60,704	56,294	55,824
Depreciation from joint ventures	1,798		1,636	1,683	1,697	1,874
Income from unconsolidated joint ventures	664		460	879	1,377	662
Discontinued Operations - depreciation	—		37	149	499	505
Discontinued operations	64		160	211	1,267	1,490
Straight-line rent	(19,218)		(16,954)	(13,487)	(11,620)	(14,536)
Fair value lease revenue (SFAS 141)	(245)		(241)	(268)	83	53

Subtotal	206,102		208,708	206,406	195,241	197,960

Divided by:
Interest expense (2)	78,051		76,242	73,683	73,305	73,975
Interest expense - discontinued operations	—		—	—	—	—

Total interest expense	78,051		76,242	73,683	73,305	73,975

Interest Coverage Ratio	2.64		2.74	2.80	2.66	2.68

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$74,926		$79,389	$81,746	$71,339	$77,087
Interest expense	79,378		77,698	74,789	74,305	75,001
Depreciation	68,735		66,523	60,704	56,294	55,824
Depreciation from joint ventures	1,798		1,636	1,683	1,697	1,874
Income from unconsolidated joint ventures	664		460	879	1,377	662
Discontinued operations	64		160	211	1,267	1,490
Fair value lease revenue (SFAS 141)	(245)		(241)	(268)	83	53
Straight-line rent	(19,218)		(16,954)	(13,487)	(11,620)	(14,536)
Discontinued Operations - depreciation	—		37	149	499	505

Subtotal	206,102		208,708	206,406	195,241	197,960

Divided by:
Interest expense (2) (3)	78,772		78,000	77,222	78,136	79,167
Interest expense - discontinued operations	—		—	—	—	—

Total interest expense	78,772		78,000	77,222	78,136	79,167
Interest Coverage Ratio	2.62		2.68	2.67	2.50	2.50

(1)	Includes $17,736 leasing costs associated with the renewal of a 332,017 square foot lease expected to be expended over the next three years.
(2)	Excludes amortization of financing costs of $1,327, $1,456, $1,106, $1,000 and $1,026 for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.
(3)	Includes capitalized interest of $721, $1,758, $3,539, $4,831 and $5,192 for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.

Boston Properties, Inc.

Fourth Quarter 2004

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2004 and 2003 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.

	Three Months Ended
	31-Dec-04	30-Sep-04	30-Jun-04	31-Mar-04	31-Dec-03
Total Revenue (1)	$73	$354	$521	$2,256	$2,662

Expenses:
Operating	9	157	161	490	668
Depreciation and amortization	—	37	149	499	505

Total Expenses	9	194	310	989	1,173

Income before minority interests	64	160	211	1,267	1,489

Minority interest in property partnership	41	53	54	57	78
Minority interest in Operating Partnership	4	18	27	217	262

Income from discontinued operations (net of minority interest)	$19	$89	$130	$993	$1,149

Properties:
	Forbes Boulevard	Sugarland Business Park - Building One	Sugarland Business Park - Building One	Sugarland Business Park - Building One	Sugarland Business Park - Building One
		204 Second Ave	204 Second Ave	204 Second Ave	204 Second Ave
		Forbes Boulevard	Forbes Boulevard	Forbes Boulevard	Forbes Boulevard
		Decoverly Two, Three, Six and Seven	Decoverly Two, Three, Six and Seven	Decoverly Two, Three, Six and Seven	Decoverly Two, Three, Six and Seven
		38 Cabot Boulevard	38 Cabot Boulevard	38 Cabot Boulevard	38 Cabot Boulevard
		The Arboretum	The Arboretum	The Arboretum	The Arboretum
			430 Rozzi Place	430 Rozzi Place	430 Rozzi Place
			Sugarland Business Park - Building Two	Sugarland Business Park - Building Two	Sugarland Business Park - Building Two

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $(3), $3, $64, ($21) and ($30) for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.

Boston Properties, Inc.

Fourth Quarter 2004

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal December 31, 2004
Mortgage Notes Payable	$3,541,131
Unsecured Line of Credit	—
Unsecured Senior Notes, net of discount	1,470,683

Total Debt	$5,011,814

Boston Properties Limited Partnership Unsecured Senior Notes
									Total/Average
Settlement Date	5/22/03		3/18/03		1/17/03		12/13/2002
Principal Amount	$250,000		$300,000		$175,000		$750,000		$1,475,000
Yield (on issue date)	5.075%		5.636%		6.280%		6.296%		5.95%
Coupon	5.000%		5.625%		6.250%		6.250%		5.91%
Discount	99.329%		99.898%		99.763%		99.650%		99.659%
Ratings:
Moody’s	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Fitch	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Maturity Date	6/1/2015		4/15/2015		1/15/2013		1/15/2013
Discount	$1,510		$273		$367		$2,167		4,317

Unsecured Senior Notes, net of discount	$248,490		$299,727		$174,633		$747,833		$1,470,683

Equity
(in thousands)
	Shares/ Units Outstanding as of 12/31/04	Common Stock Equivalents		Equivalent (1)
Common Stock	110,320	110,320	(2)	$7,134,394
Common Operating Partnership Units	21,722	21,722	(3)	1,404,762
Series Two Preferred Operating Partnership Units	4,082	5,357		346,437

Total Equity		137,399		$8,885,593

Total Debt				5,011,814

Total Market Capitalization				$13,897,407

(1)	Value based on December 31, 2004 closing price of $64.67 per share of common stock.
(2)	Includes 326 shares of restricted stock, of which 88 shares are vested as of December 31, 2004.
(3)	Includes 170 long-term incentive plan units, of which 2 units are vested as of December 31, 2004.

Boston Properties, Inc.

Fourth Quarter 2004

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2005	2006	2007	2008	2009	Thereafter	Total
Floating Rate Debt	$—	$—	$423,790	$—	$—	$—	$423,790
Fixed Rate Debt	279,029	308,333	187,318	974,758	188,278	2,650,308	4,588,024

Total Debt	$279,029	$308,333	$611,108	$974,758	$188,278	$2,650,308	$5,011,814

Weighted Average Floating Rate Debt	—	—	3.36%	—	—	—	3.36%
Weighted Average Fixed Rate Debt	7.03%	6.28%	6.61%	6.81%	7.11%	6.58%	6.66%

Total Weighted Average Rate	7.03%	6.28%	4.36%	6.81%	7.11%	6.58%	6.38%

Unsecured Debt

Unsecured Line of Credit - Matures January 17, 2006

(in thousands)

Facility	Outstanding @ 12/31/04	Letters of Credit	Remaining Capacity @ 12/31/04
$605,000	$—	$8,561	$596,439

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	29.34%	5.95%	8.9 years
Secured Debt	70.66%	6.56%	4.4 years

Total Debt	100.00%	6.38%	5.7 years

Floating and Fixed Rate Debt Analysis
	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	8.46%	3.36%	2.1 years
Fixed Rate Debt	91.54%	6.66%	6.0 years

Total Debt	100.00%	6.38%	5.7 years

Boston Properties, Inc.

Fourth Quarter 2004

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2005		2006	2007		2008	2009	Thereafter	Total
Citigroup Center	$6,651		$7,145	$7,676		$8,246	$8,858	$466,148	$504,724
Times Square Tower	—		—	423,790	(1)	—	—	—	423,790
Embarcadero Center One, Two and Federal Reserve	5,141		5,496	5,877		278,912	—	—	295,426
Prudential Center	4,919		5,256	5,619		259,706	—	—	275,500
280 Park Avenue	3,261		3,519	3,798		4,099	4,423	240,272	259,372
599 Lexington Avenue	225,000	(2)	—	—		—	—	—	225,000
Embarcadero Center Four	3,797		4,061	4,346		129,712	—	—	141,916
Embarcadero Center Three	2,506		2,671	132,726		—	—	—	137,903
Riverfront Plaza	3,104		3,314	3,540		95,325	—	—	105,283
Democracy Center	2,103		2,257	2,421		2,597	91,132	—	100,510
Embarcadero Center West Tower	1,649		90,416	—		—	—	—	92,065
100 East Pratt Street	2,100		2,246	2,401		78,110	—	—	84,857
601 and 651 Gateway Boulevard	—		81,952	—		—	—	—	81,952
One Freedom Square	1,896		2,005	2,122		2,245	2,375	71,266	81,909
New Dominion Technology Park, Building Two	—		—	—		—	—	63,000	63,000
140 Kendrick Street	1,313		1,387	1,466		1,549	1,637	53,849	61,201
202, 206 & 214 Carnegie Center	719		780	845		916	994	56,306	60,560
1330 Connecticut Avenue	2,136		2,238	2,346		2,452	2,577	47,722	59,471
New Dominion Technology Park, Building One	655		1,283	1,379		1,481	1,594	50,964	57,356
Reservoir Place	1,400		1,484	1,572		1,666	48,592	—	54,714
Capital Gallery	1,524		50,651	—		—	—	—	52,175
504, 506 & 508 Carnegie Center	1,136		1,221	1,314		40,914	—	—	44,585
10 & 20 Burlington Mall Rd & 91 Hartwell	745		801	861		925	994	33,593	37,919
10 Cambridge Center	659		715	777		844	916	29,677	33,588
Sumner Square	557		599	645		694	747	25,495	28,737
1301 New York Avenue	1,417		1,531	1,651		1,781	21,628	—	28,008
Eight Cambridge Center	601		649	702		757	819	22,911	26,439
510 Carnegie Center	635		683	735		23,519	—	—	25,572
University Place	752		806	864		925	992	18,422	22,761
Reston Corporate Center	654		698	745		20,524	—	—	22,621
Bedford Business Park	751		818	890		16,859	—	—	19,318
191 Spring Street	686		18,267	—		—	—	—	18,953
101 Carnegie Center	373		6,622	—		—	—	—	6,995
Montvale Center	189		6,762	—		—	—	—	6,951

	279,029		308,333	611,108		974,758	188,278	1,179,625	3,541,131

Unsecured Senior Notes	—		—	—		—	—	1,470,683	1,470,683
Unsecured Line of Credit	—		—	—		—	—	—	—

	$279,029		$308,333	$611,108		$974,758	$188,278	$2,650,308	$5,011,814

% of Total Debt	5.57%		6.15%	12.19%		19.45%	3.76%	52.89%	100.00%
Balloon Payments	$225,000		$252,855	$556,516		$930,476	$158,698	$2,561,834	$4,685,379
Scheduled Amortization	$54,029		$55,478	$54,592		$44,282	$29,580	$88,474	$326,435

(1)	Assumes exercise of one-year extension option.
(2)	Matures on July 19, 2005.

Boston Properties, Inc.

Fourth Quarter 2004

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2004 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		December 31, 2004
Total Assets:
Capitalized Property Value		$11,339,273
Cash and Cash Equivalents		239,344
Undeveloped Land, at Cost		222,306
Development in Process, at Cost (including Joint Venture %)		80,597

Total Assets		$11,881,520

Unencumbered Assets		$4,953,628

Secured Debt (Fixed and Variable) (1)		$3,520,033
Joint Venture Debt		196,476
Contingent Liabilities & Letters of Credit		19,504
Unsecured Debt (2)		1,475,000

Total Outstanding Debt		$5,211,013

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)		$74,926
Add: Interest Expense (per Consolidated Income Statement)		79,378
Add: Depreciation and Amortization (per Consolidated Income Statement)		68,735
Add: Losses from early extinguishments of debt (per Consolidated Income Statement)		—

EBITDA		223,039
Add: Company share of unconsolidated joint venture EBITDA		5,148

Consolidated EBITDA		$228,187

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$79,378
Add: Company share of unconsolidated joint venture interest expense		2,686
Less: Amortization of financing costs		(1,327)
Less: Interest expense funded by construction loan draws		—

Adjusted Interest Expense		$80,737

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	43.9%
Secured Debt/Total Assets	Less than 50%	31.3%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.83
Unencumbered Assets/ Unsecured Debt	Greater than 150%	335.8%

Unencumbered Consolidated EBITDA		$96,300

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.36

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		42.2%

# of unencumbered properties		67

(1)	Excludes Fair Value Adjustment of $24,098.
(2)	Excludes Debt Discount of $4,317.

Boston Properties, Inc.

Fourth Quarter 2004

UNCONSOLIDATED JOINT VENTURES

Miscellaneous Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2004

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue (1)	801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	Value- Added Fund (3)	Combined
Total Equity (4)	$9,131	$31,476	$22,169	$2,799	$3,207	$6,627	$5,546	$80,955

Mortgage/Construction loans payable (4)	$46,984	$68,358	$19,250	$42,500	$—	$5,134	$14,250	$196,476

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	50.00%	23.89%	25.00%

Results of Operations
(unaudited and in thousands)
for the three months ended December 31, 2004
	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue (1)	801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	Value- Added Fund (3)	Combined
REVENUE
Total revenue	$5,269	$6,437	$3,461	$1,155	$11	$—	$1,192	$17,525	(5)

EXPENSES
Operating	1,665	2,213	1,108	302	—	—	594	5,882

SUBTOTAL	3,604	4,224	2,353	853	11	—	598	11,643

Interest	1,824	2,760	428	543	—	—	325	5,880
Depreciation and amortization	1,416	1,256	869	138	—	—	440	4,119

NET INCOME	$364	$208	$1,056	$172	$11	$—	$(167)	$1,644

BXP’s share of net income	$182	$106	$370	$43	$5	$—	$(42)	$664
BXP’s share of depreciation & amortization	708	641	304	35	—	—	110	1,798

BXP’s share of Funds from Operations (FFO)	$890	$747	$674	$78	$5	$—	$68	$2,462

(1)	Property is currently not in service (i.e., partially placed in service, under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure as well a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 18.
(4)	Represents the Company’s share.
(5)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased revenue by $925 for the three months ended December 31, 2004.

Boston Properties, Inc.

Fourth Quarter 2004

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2005	2006	2007	2008	2009	Thereafter	Total
Metropolitan Square (51%)*	$830	$901	$978	$1,061	$1,152	$63,436	$68,358
Market Square North (50%)*	927	1,001	1,080	1,167	1,260	41,549	46,984
901 New York Avenue (25%)*	—	—	—	554	635	41,311	42,500
265 Franklin Street (35%)*	—	—	19,250	—	—	—	19,250	(1)
Wisconsin Place (23.89%) (2)*	—	1,521	1,828	1,785	—	—	5,134	(2)

	$1,757	$3,423	$23,136	$4,567	$3,047	$146,296	$182,226

Weighted Average Rate (2)	7.95%	7.95%	3.96%	7.40%	7.38%	7.22%	6.85%

% of Total Debt	0.96%	1.88%	12.70%	2.51%	1.67%	80.28%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	10.87%	3.54%	2.7 years
Fixed Rate Debt	89.13%	7.25%	7.1 years

Total Debt	100.00%	6.85%	6.6 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund, see page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	The loan facility allows the venture to borrow an additional $15.0 million (of which the Company’s share is $5.3 million).
(2)	The loan is a seller financed non-interest bearing purchase money mortgage and the weighted-average interest rates exclude the impact of this loan.

Boston Properties, Inc.

Fourth Quarter 2004

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. Assuming an estimated 65% leverage ratio, the Value-Added Fund is anticipated to have up to $400 million of total investments. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. Properties held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Real Estate Net of Depreciation	Mortgage Payable		Total Equity
Worldgate Plaza, Herndon, VA	4	322,328	75.00%	$22.37	$71,280	$57,000	(1)	$22,184

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2004

	Worldgate Plaza (2)
REVENUE

Total revenue	$1,192	(3)

EXPENSES
Operating	594	(4)

SUBTOTAL	598

Interest	325
Depreciation and amortization	440

NET INCOME	$(167)

BXP’s share of net income	$(42)
BXP’s share of depreciation & amortization	110

BXP’s share of Funds from Operations (FFO)	$68

(1)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options held by the lender.
(2)	Property was acquired on November 1, 2004.
(3)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) decreased revenue by $105 for the three months ended December 31, 2004.
(4)	Includes approximately $200 of initial Value-Added Fund organization costs.

Boston Properties, Inc.

Fourth Quarter 2004

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties (1) by Location and Type of Property

for the Quarter Ended December 31, 2004 (2)

Geographic Area	Square Feet Office (3)		% of NOI Office	Square Feet Office/ Technical	% of NOI Office/ Technical	Square Feet Industrial	% of NOI Industrial	Square Feet Total	Square Feet % of Total	% of NOI Hotel	% of NOI Total
Greater Boston	7,767,613	(4)	20.9%	545,206	0.7%	152,009	—	8,464,828	26.12%	3.1%	24.7%
Greater Washington	6,729,929	(5)	16.5%	858,583	1.3%	—	—	7,588,512	23.42%	—	17.8%
Greater San Francisco	4,699,760		12.5%	—	—	—	—	4,699,760	14.48%	—	12.5%
Midtown Manhattan	7,790,843		37.5%	—	—	—	—	7,790,843	24.04%	—	37.5%
Princeton/East Brunswick, NJ	2,321,904		4.3%	—	—	—	—	2,321,904	7.17%	—	4.3%
Baltimore, MD	637,303		1.4%	—	—	—	—	637,303	1.97%	—	1.4%
Richmond, VA	909,020		1.8%	—	—	—	—	909,020	2.81%	—	1.8%

	30,856,372		94.9%	1,403,789	2.0%	152,009	—	32,412,170	100.00%	3.1%	100.0%

% of Total	95.20%			4.33%		0.47%		100.00%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2)

Geographic Area	CBD	Suburban	Total
Greater Boston	18.0%	6.7%	24.7%
Greater Washington	4.8%	12.9%	17.7%
Greater San Francisco	11.6%	1.0%	12.6%
Midtown Manhattan	37.5%	—	37.5%
Princeton/East Brunswick, NJ	—	4.3%	4.3%
Baltimore, MD	1.4%	—	1.4%
Richmond, VA	1.8%	—	1.8%

Total	75.1%	24.9%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474

Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	31,270	9,496,175

(1)	For disclosures relating to our definition of In-Service Properties, see page 54.
(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 47. For disclosures relating to our use of NOI see page 54. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	Includes 344,608 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(5)	Includes 585,446 square feet at Metropolitan Square which is 51% owned by Boston Properties and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

Boston Properties, Inc.

Fourth Quarter 2004

In-Service Property Listing

as of December 31, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,182,299	95.6%	$37.94	Y	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	853,686	100.0%	49.33	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	504,624	86.1%	33.20	Y	CBD
The Shops at the Prudential Center	CBD Boston MA	1	532,414	95.4%	56.51	Y(1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,608	73.9%	55.09	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	84.5%	40.79	N	CBD
Three Cambridge Center	East Cambridge MA	1	107,484	100.0%	31.35	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	35.39	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	43.50	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	34.86	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,394	80.3%	30.88	Y	S
(2) 140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.43	Y	S
170 Tracer Lane	Route 128 Mass Turnpike MA	1	73,258	63.7%	23.44	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	80.4%	25.75	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	47.99	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	35.13	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	88.5%	30.18	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	74.1%	20.70	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	100.0%	20.17	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.69	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,685	81.8%	33.22	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	52.12	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	20.09	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	43.3%	29.74	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,689	80.9%	23.60	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	30.53	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	41.2%	36.85	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	35.19	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	88.6%	27.96	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	20.92	N	S
Newport Office Park	Route 128 South MA	1	169,888	79.1%	22.62	N	S

		40	7,767,613	91.2%	$36.99

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	21.90	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.99	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	13.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	11.33	N	S

		5	545,206	100.0%	$16.01

Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	152,009	0.0%	—	N	S

	Total Greater Boston:	46	8,464,828	90.2%	$35.49

Boston Properties, Inc.

Fourth Quarter 2004

In-Service Property Listing (continued)

as of December 31, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	301,647	100.0%	$37.54	Y	CBD
500 E Street, N. W.	Southwest Washington DC	1	242,769	100.0%	33.98	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	585,446	99.9%	41.86	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.57	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	47.43	Y	CBD
(2) 1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	39.76	N	CBD
(2) 1330 Connecticut Avenue	CBD Washington DC	1	252,136	99.4%	47.13	Y	CBD
Sumner Square	CBD Washington DC	1	207,620	100.0%	36.26	Y	CBD
Democracy Center	Montgomery County MD	3	680,876	84.6%	32.01	Y	S
Montvale Center	Montgomery County MD	1	120,777	94.7%	24.05	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	34.77	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	24.43	N	S
One Freedom Square	Fairfax County VA	1	410,362	100.0%	33.14	Y	S
Two Freedom Square	Fairfax County VA	1	421,502	99.4%	35.74	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	24.60	N	S
Two Reston Overlook	Fairfax County VA	1	133,207	94.8%	31.64	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	35.77	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	31.68	Y	S
(2) New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	37.00	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.56	Y	S
Lockheed Martin Building	Fairfax County VA	1	255,244	100.0%	33.51	N	S
NIMA Building	Fairfax County VA	1	263,870	100.0%	32.35	N	S

		28	6,729,929	98.2%	$35.16

Office/Technical
Broad Run Business Park	Loudoun County	1	128,646	73.7%	19.78	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	17.82	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.15	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.25	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	13.93	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	15.86	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.71	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.64	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.22	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.07	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	10.74	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	23.27	N	S

		12	858,583	96.1%	$17.46

Total Greater Washington:		40	7,588,512	97.9%	$33.20

Boston Properties, Inc.

Fourth Quarter 2004

In-Service Property Listing (continued)

as of December 31, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,018,793	100.0%	$65.26	Y	CBD
280 Park Avenue	Park Avenue NY	1	1,176,391	100.0%	58.76	Y	CBD
Citigroup Center	Park Avenue NY	1	1,578,021	94.4%	61.57	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,681,641	100.0%	72.57	N	CBD
(2) Times Square Tower	Times Square NY	1	1,234,218	84.6%	58.48	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.48	N	CBD

	Total Midtown Manhattan:	6	7,790,843	96.4%	$62.62

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.64	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	87.9%	31.35	N	S
105 Carnegie Center	Princeton NJ	1	70,029	71.5%	27.35	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	26.03	N	S
202 Carnegie Center	Princeton NJ	1	128,705	87.3%	33.93	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.86	Y	S
210 Carnegie Center	Princeton NJ	1	165,042	88.9%	30.27	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	35.40	N	S
212 Carnegie Center	Princeton NJ	1	149,354	97.6%	32.63	N	S
214 Carnegie Center	Princeton NJ	1	150,227	75.4%	29.77	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	32.52	N	S
502 Carnegie Center	Princeton NJ	1	116,374	100.0%	32.94	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.18	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	31.43	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	28.61	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	28.35	Y	S
One Tower Center	East Brunswick NJ	1	412,222	71.1%	35.21	N	S

	Total Princeton/East Brunswick, NJ:	16	2,321,904	90.2%	$31.22

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,915	89.6%	$43.05	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	777,579	86.1%	47.46	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	771,948	73.0%	40.99	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	933,437	96.0%	60.75	Y	CBD
Federal Reserve	CBD San Francisco CA	1	149,592	0.8%	—	Y	CBD
West Tower	CBD San Francisco CA	1	467,793	77.6%	41.75	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	28.71	N	S
601 and 651 Gateway	South San Francisco CA	2	509,194	54.6%	30.73	Y	S

	Total Greater San Francisco:	9	4,699,760	80.3%	$45.71

Boston Properties, Inc.

Fourth Quarter 2004

In-Service Property Listing (continued)

as of December 31, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Baltimore, MD
Office
100 East Pratt Street	Baltimore MD	1	637,303	90.9%	$29.49	Y	CBD

Richmond, VA
Office
Riverfront Plaza	Richmond VA	1	909,020	91.3%	$23.78	Y	CBD

	Total In-Service Properties:	119	32,412,170	92.1%	$42.30

(1)	93,797 square feet of space is unencumbered.
(2)	Not included in same property analysis.

Boston Properties, Inc.

Fourth Quarter 2004

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant	Sq. Ft.		% of Portfolio
1 U.S. Government	1,689,671		5.21%
2 Citibank, N.A.	1,256,173		3.88%
3 Ernst and Young	1,064,939		3.29%
4 Shearman & Sterling	585,808		1.81%
5 Lockheed Martin Corporation	568,265		1.75%
6 Gillette Company	485,932		1.50%
7 Parametric Technology Corp.	470,987		1.45%
8 Lehman Brothers	436,723		1.35%
9 Wachovia	418,782		1.29%
10 Washington Group International	365,245		1.13%
11 Deutsche Bank Trust	346,617		1.07%
12 Kirkland & Ellis	344,540	(1)	1.06%
13 Orbital Sciences Corporation	337,228		1.04%
14 T. Rowe Price Associates, Inc.	334,404		1.03%
15 Northrop Grumman	326,385		1.01%
16 Ann Taylor	319,095		0.98%
17 O’ Melveny & Myers	318,620		0.98%
18 Hunton & Williams	305,837		0.94%
19 Akin Gump Strauss Hauer & Feld	302,653		0.93%
20 Bingham McCutchen	267,905		0.83%

Total% of Portfolio Square Feet			32.55%
Total% of Portfolio Revenue			35.32%

Major Signed Deals for Future Development

Tenant	Property	Sq. Ft.
Finnegan Henderson Farabow Garrett & Dunner, LLP	901 New York Ave.	254,125
Massachusetts Institute of Technology	Seven Cambridge Center	231,028
Lockheed Martin Corporation	12290 Sunrise Valey	182,000

(1)	Includes 162,165 square feet of space in a property in which Boston Properties has a 51% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	1,524,660	$55,874,950	$36.65	$56,042,002	$36.76	5.16%
2006	1,926,543	86,178,198	44.73	86,279,886	44.78	6.52%
2007	2,070,923	81,789,109	39.49	82,859,346	40.01	7.01%
2008	1,586,843	67,560,398	42.58	69,470,611	43.78	5.37%
2009	2,745,973	104,758,801	38.15	111,671,834	40.67	9.29%
2010	1,665,660	74,544,285	44.75	80,701,621	48.45	5.64%
2011	2,496,337	107,944,033	43.24	119,658,247	47.93	8.45%
2012	2,442,042	112,616,741	46.12	121,523,885	49.76	8.27%
2013	796,605	26,125,828	32.80	29,056,354	36.48	2.70%
2014	1,869,250	66,819,287	35.75	74,072,264	39.63	6.33%
Thereafter	8,316,633	393,635,095	47.33	469,853,823	56.50	28.15%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
Greater Boston	93.9%	93.7%	87.8%	85.4%	91.2%	90.1%
Greater Washington	99.9%	99.8%	97.2%	95.6%	98.2%	97.1%
Midtown Manhattan	96.4%	99.4%	—	—	96.4%	99.4%
Baltimore, MD	90.9%	95.1%	—	—	90.9%	95.1%
Princeton/East Brunswick, NJ	—	—	90.2%	93.4%	90.2%	93.4%
Richmond, VA	91.3%	89.2%	—	—	91.3%	89.2%
Greater San Francisco	82.4%	91.1%	69.8%	33.0%	80.3%	81.6%

Total Portfolio	93.2%	95.7%	90.7%	87.4%	92.3%	92.7%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	61,274	$998,431	$16.29	$998,431	$16.29	4.36%
2006	287,104	4,144,413	14.44	4,158,647	14.48	20.45%
2007	321,900	5,778,899	17.95	5,999,392	18.64	22.93%
2008	39,380	812,234	20.63	841,337	21.36	2.81%
2009	28,702	697,242	24.29	723,227	25.20	2.04%
2010	132,510	1,740,359	13.13	1,977,471	14.92	9.44%
2011	137,321	2,456,378	17.89	2,556,378	18.62	9.78%
2012	72,362	1,626,524	22.48	1,808,089	24.99	5.15%
2013	—	—	—	—	—	—
2014	274,821	4,792,399	17.44	5,601,834	20.38	19.58%
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	—	—	96.1%	81.9%	96.1%	81.9%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	—	n/a	100.0%	n/a	100.0%

Total Portfolio	100.0%	100.0%	97.5%	89.0%	97.6%	89.4%

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	—	$—	$—	$—	$—	—
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
Greater Boston	—	—	0%	0%	0%	0%
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	—	n/a	100.0%	n/a	100.0%
Bucks County, PA	n/a	—	n/a	100.0%	n/a	100.0%

Total Portfolio	—	—	0%	56.6%	0%	56.6%

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2005	57,995	$5,378,061	$92.73	(1)	$4,973,564	$85.76	(1)	4.41%
2006	69,994	3,659,890	52.29	(1)	3,670,615	52.44	(1)	5.32%
2007	39,570	2,156,521	54.50		2,248,113	56.81		3.01%
2008	72,032	3,626,144	50.34		3,730,341	51.79		5.47%
2009	63,737	2,751,083	43.16		3,349,062	52.55		4.84%
2010	135,043	4,879,913	36.14		5,298,140	39.23		10.26%
2011	44,169	2,962,026	67.06		3,302,615	74.77		3.36%
2012	101,697	4,730,355	46.51		5,323,774	52.35		7.73%
2013	66,472	5,541,773	83.37		6,056,297	91.11		5.05%
2014	64,181	3,842,207	59.87		4,557,593	71.01		4.88%
Thereafter	600,998	30,107,605	50.10		36,352,228	60.49		45.67%

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $55.94 & $55.03 in 2005 and $48.59 & $48.74 in 2006.

Boston Properties, Inc.

Fourth Quarter 2004

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	1,643,929	$62,251,442	$37.87	$62,013,997	$37.72	5.1%
2006	2,283,641	93,982,501	41.15	94,109,147	41.21	7.0%
2007	2,432,393	89,724,528	36.89	91,106,851	37.46	7.5%
2008	1,698,255	71,998,776	42.40	74,042,289	43.60	5.2%
2009	2,838,412	108,207,125	38.12	115,744,124	40.78	8.8%
2010	1,933,213	81,164,557	41.98	87,977,232	45.51	6.0%
2011	2,677,827	113,362,437	42.33	125,517,241	46.87	8.3%
2012	2,616,101	118,973,619	45.48	128,655,748	49.18	8.1%
2013	863,077	31,667,601	36.69	35,112,651	40.68	2.7%
2014	2,208,252	75,453,893	34.17	84,231,691	38.14	6.8%
Thereafter	8,917,631	423,742,700	47.52	506,206,051	56.76	27.5%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
Greater Boston	94.0%	93.8%	85.9%	83.5%	90.2%	88.9%
Greater Washington	99.9%	99.8%	97.0%	93.0%	97.9%	95.1%
Midtown Manhattan	96.4%	99.4%	—	—	96.4%	99.4%
Baltimore, MD	90.9%	95.1%	—	—	90.9%	95.1%
Princeton/East Brunswick, NJ	—	—	90.2%	93.4%	90.2%	93.4%
Richmond, VA	91.3%	89.2%	—	—	91.3%	89.2%
Greater San Francisco	82.4%	91.1%	69.8%	47.0%	80.3%	82.4%
Bucks County, PA	n/a	—	n/a	100.0%	n/a	100.0%

Total Portfolio	93.2%	95.8%	90.4%	86.7%	92.1%	92.1%

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	704,389	$28,192,352	$40.02	$27,961,954	$39.70	—	$—	$—	$—	$—
2006	622,062	20,142,633	32.38	19,730,544	31.72	253,704	3,584,209	14.13	3,584,209	14.13
2007	506,779	19,967,277	39.40	20,066,557	39.60	144,140	2,009,810	13.94	2,208,950	15.33
2008	530,612	16,919,819	31.89	17,127,464	32.28	—	—	—	—	—
2009	1,148,378	40,104,689	34.92	43,257,919	37.67	—	—	—	—	—
2010	293,552	8,974,878	30.57	9,390,827	31.99	—	—	—	—	—
2011	900,091	32,972,458	36.63	37,048,862	41.16	80,000	1,657,900	20.72	1,757,900	21.97
2012	626,362	23,123,285	36.92	24,866,963	39.70	72,362	1,626,524	22.48	1,808,089	24.99
2013	240,470	10,810,320	44.95	11,785,953	49.01	—	—	—	—	—
2014	404,553	13,842,516	34.22	14,957,367	36.97	—	—	—	—	—
Thereafter	447,065	16,836,328	37.66	20,662,793	46.22	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	26,699	$3,943,000	$147.68	$3,537,400	$132.49	(1)
2006	—	—	—	—	—	15,963	1,373,094	86.02	1,373,691	86.05	(1)
2007	—	—	—	—	—	4,001	425,276	106.29	430,372	107.57
2008	—	—	—	—	—	5,467	531,451	97.21	519,451	95.02
2009	—	—	—	—	—	9,498	676,617	71.24	1,182,170	124.47
2010	—	—	—	—	—	78,607	2,455,152	31.23	2,531,562	32.21
2011	—	—	—	—	—	14,479	901,806	62.28	942,836	65.12
2012	—	—	—	—	—	52,949	1,808,031	34.15	1,874,905	35.41
2013	—	—	—	—	—	22,259	2,639,250	118.57	2,779,609	124.88
2014	—	—	—	—	—	19,902	1,857,467	93.33	2,118,509	106.45
Thereafter	—	—	—	—	—	423,318	17,238,207	40.72	19,657,870	46.44

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $67.78 & $65.76 in 2005 and $69.8 & $69.84 in 2006.

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

Year of Lease Expiration	OFFICE					OFFICE/TECHNICAL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	62,694	$1,703,801	$27.18	$1,652,241	$26.35	—	$—	$—		$—	$—
Q2 2005	170,731	5,568,981	32.62	5,388,003	31.56	—	—	—		—	—
Q3 2005	174,718	9,162,710	52.44	9,162,710	52.44	—	—	—		—	—
Q4 2005	296,246	11,756,861	39.69	11,759,001	39.69	—	—	—		—	—

Total 2005	704,389	$28,192,352	$40.02	$27,961,954	$39.70	—	—	—		—	—

Q1 2006	31,961	$1,042,098	$32.61	$1,027,842	$32.16	—	$—	$—		$—	$—
Q2 2006	91,492	3,817,619	41.73	3,817,619	41.73	—	—	—		—	—
Q3 2006	349,299	10,836,906	31.02	10,836,906	31.02	253,704	3,584,209	14.13		3,584,209	14.13
Q4 2006	149,310	4,446,011	29.78	4,048,178	27.11	—	—	—		—	—

Total 2006	622,062	$20,142,633	$32.38	$19,730,544	$31.72	253,704	3,584,209	14.13		3,584,209	14.13

Year of Lease Expiration	INDUSTRIAL					RETAIL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	10,006	$1,499,820	$149.89		$1,336,020	$133.52
Q2 2005	—	—	—	—	—	889	906,301	1,019.46		688,501	774.47
Q3 2005	—	—	—	—	—	2,030	516,792	254.58		492,792	242.75
Q4 2005	—	—	—	—	—	13,774	1,020,087	74.06		1,020,087	74.06

Total 2005	—	—	$—	$—	$—	26,699	$3,943,000	$147.68	(1)	$3,537,400	$132.49	(1)

Q1 2006	—	$—	$—	—	$—	10,303	$826,587	$80.23		$827,183	$80.29
Q2 2006	—	—	—	—	—	5,487	305,504	55.68		305,504	55.68
Q3 2006	—	—	—	—	—	—	—	—		—	—
Q4 2006	—	—	—	—	—	173	241,004	1,393.09		241,004	1,393.09

Total 2006	—	$—	$—	$—	$—	15,963	$1,373,094	$86.02	(1)	$1,373,691	$86.05	(1)

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $67.78 & $65.76 in 2005 and $69.8 & $69.84 in 2006.

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

Year of Lease Expiration	OFFICE					OFFICE/TECHNICAL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	225,846	$7,774,776	$34.43	$7,828,862	$34.66	61,274	$998,431	$16.29	$998,431	$16.29
2006	236,130	7,292,159	30.88	7,524,163	31.86	33,400	560,204	16.77	574,438	17.20
2007	359,632	12,280,973	34.15	12,547,319	34.89	177,760	3,769,088	21.20	3,790,442	21.32
2008	217,842	7,230,642	33.19	7,780,107	35.71	39,380	812,234	20.63	841,337	21.36
2009	870,041	32,511,018	37.37	34,477,880	39.63	28,702	697,242	24.29	723,227	25.20
2010	595,147	23,958,712	40.26	27,107,846	45.55	132,510	1,740,359	13.13	1,977,471	14.92
2011	721,395	23,835,010	33.04	27,551,052	38.19	57,321	798,479	13.93	798,479	13.93
2012	694,077	24,957,535	35.96	29,460,491	42.45	—	—	—	—	—
2013	59,801	1,650,477	27.60	2,005,427	33.54	—	—	—	—	—
2014	497,241	18,250,585	36.70	19,982,622	40.19	274,821	4,792,399	17.44	5,601,834	20.38
Thereafter	1,972,220	67,841,700	34.40	76,949,505	39.02	—	—	—	—	—

Year of Lease Expiration	INDUSTRIAL					RETAIL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	4,002	$160,790	$40.18	$160,790	$40.18
2006	—	—	—	—	—	11,796	394,783	33.47	398,054	33.74
2007	—	—	—	—	—	12,610	381,298	30.24	395,687	31.38
2008	—	—	—	—	—	18,152	727,225	40.06	758,313	41.78
2009	—	—	—	—	—	23,554	697,654	29.62	759,597	32.25
2010	—	—	—	—	—	17,280	593,740	34.36	679,893	39.35
2011	—	—	—	—	—	11,221	476,187	42.44	531,961	47.41
2012	—	—	—	—	—	7,519	160,774	21.38	190,279	25.31
2013	—	—	—	—	—	13,377	591,287	44.20	723,461	54.08
2014	—	—	—	—	—	12,926	237,617	18.38	292,520	22.63
Thereafter	—	—	—	—	—	22,439	959,335	42.75	1,229,089	54.77

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

Year of Lease Expiration	OFFICE					OFFICE/TECHNICAL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	25,261	$840,054	$33.25	$841,356	$33.31	—	$—	$—	$—	$—
Q2 2005	57,941	1,649,382	28.47	1,649,382	28.47	—	—	—	—	—
Q3 2005	56,337	2,210,589	39.24	2,210,589	39.24	16,806	251,441	14.96	251,441	14.96
Q4 2005	86,307	3,074,752	35.63	3,127,535	36.24	44,468	746,990	16.80	746,990	16.80

Total 2005	225,846	$7,774,776	$34.43	$7,828,862	$34.66	61,274	$998,431	$16.29	$998,431	$16.29

Q1 2006	61,937	$1,981,365	$31.99	$2,083,834	$33.64	—	$—	$—	$—	$—
Q2 2006	34,213	1,249,818	36.53	1,277,389	37.34	—	—	—	—	—
Q3 2006	123,619	3,669,022	29.68	3,751,405	30.35	33,400	560,204	16.77	574,438	17.20
Q4 2006	16,361	391,954	23.96	411,536	25.15	—	—	—	—	—

Total 2006	236,130	$7,292,159	$30.88	$7,524,163	$31.86	33,400	$560,204	$16.77	$574,438	$17.20

Year of Lease Expiration	INDUSTRIAL					RETAIL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	2,334	$82,169	$35.21	$82,169	$35.21
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	1,084	52,898	48.80	52,898	48.80
Q4 2005	—	—	—	—	—	584	25,723	44.05	25,723	44.05

Total 2005	—	$—	$—	—	$—	4,002	160,790	$40.18	160,790	$40.18

Q1 2006	—	$—	$—	$—	$—	4,241	$106,025	$25.00	$106,025	$25.00
Q2 2006	—	—	—	—	—	4,238	172,161	40.62	175,309	41.37
Q3 2006	—	—	—	—	—	3,309	116,557	35.22	116,680	35.26
Q4 2006	—	—	—	—	—	8	40	5.00	40	5.00

Total 2006	—	$—	$—	$—	$—	11,796	$394,783	$33.47	398,054	$33.74

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

Year of Lease Expiration	OFFICE					OFFICE/TECHNICAL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	241,841	$8,980,386	$37.13	$9,308,827	$38.49	—	$—	$—	$—	$—
2006	633,762	32,279,789	50.93	32,469,237	51.23	—	—	—	—	—
2007	437,799	20,836,988	47.59	21,103,046	48.20	—	—	—	—	—
2008	316,676	11,616,507	36.68	12,142,519	38.34	—	—	—	—	—
2009	219,230	10,444,536	47.64	10,578,142	48.25	—	—	—	—	—
2010	228,112	12,624,721	55.34	13,733,699	60.21	—	—	—	—	—
2011	209,360	18,645,583	89.06	18,932,800	90.43	—	—	—	—	—
2012	130,592	5,686,111	43.54	6,092,912	46.66	—	—	—	—	—
2013	113,211	4,032,988	35.62	4,524,884	39.97	—	—	—	—	—
2014	489,608	15,321,970	31.29	17,602,540	35.95	—	—	—	—	—
Thereafter	709,199	27,872,430	39.30	30,098,703	42.44	—	—	—	—	—

Year of Lease Expiration	INDUSTRIAL					RETAIL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	26,883	$1,219,684	$45.37	$1,219,684	$45.37
2006	—	—	—	—	—	26,660	1,178,102	44.19	1,181,556	44.32
2007	—	—	—	—	—	16,259	1,084,254	66.69	1,156,361	71.12
2008	—	—	—	—	—	39,524	2,016,624	51.02	2,071,645	52.41
2009	—	—	—	—	—	30,685	1,376,811	44.87	1,407,295	45.86
2010	—	—	—	—	—	34,126	1,468,303	43.03	1,663,967	48.76
2011	—	—	—	—	—	3,474	177,195	51.01	227,915	65.61
2012	—	—	—	—	—	35,590	2,122,533	59.64	2,434,523	68.40
2013	—	—	—	—	—	8,408	586,795	69.79	636,805	75.74
2014	—	—	—	—	—	19,409	658,516	33.93	760,531	39.18
Thereafter	—	—	—	—	—	18,692	897,347	48.01	1,321,735	70.71

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

Year of Lease Expiration	OFFICE					OFFICE/TECHNICAL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	68,557	$2,523,070	$36.80	$2,523,070	$36.80	—	$—	$—	$—	$—
Q2 2005	86,235	2,528,457	29.32	2,855,308	33.11	—	—	—	—	—
Q3 2005	55,278	2,748,485	49.72	2,748,485	49.72	—	—	—	—	—
Q4 2005	31,771	1,180,373	37.15	1,181,963	37.20	—	—	—	—	—

Total 2005	241,841	$8,980,386	$37.13	$9,308,827	$38.49	—	—	—	—	—

Q1 2006	157,036	$6,338,774	$40.37	$6,448,293	$41.06	—	$—	$—	$—	$—
Q2 2006	179,460	11,016,710	61.39	11,053,725	61.59	—	—	—	—	—
Q3 2006	107,608	5,181,438	48.15	5,215,350	48.47	—	—	—	—	—
Q4 2006	189,658	9,742,868	51.37	9,751,868	51.42	—	—	—	—	—

Total 2006	633,762	$32,279,789	$50.93	$32,469,237	$51.23	—	—	—	—	—

Year of Lease Expiration	INDUSTRIAL					RETAIL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	7,479	$276,090	$36.92	$276,090	$36.92
Q2 2005	—	—	—	—	—	3,260	198,339	60.84	198,339	60.84
Q3 2005	—	—	—	—	—	13,458	600,395	44.61	600,395	44.61
Q4 2005	—	—	—	—	—	2,686	144,860	53.93	144,860	53.93

Total 2005	—	$—	$—	$—	$—	26,883	$1,219,684	$45.37	$1,219,684	$45.37

Q1 2006	—	$—	$—	$—	$—	4,596	$467,015	$101.61	$467,015	101.61
Q2 2006	—	—	—	—	—	987	59,769	60.56	59,769	60.56
Q3 2006	—	—	—	—	—	809	95,585	118.15	99,039	122.42
Q4 2006	—	—	—	—	—	20,268	555,733	27.42	555,733	27.42

Total 2006	—	—	—	—	—	26,660	$1,178,102	$44.19	$1,181,556	$44.32

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	4,106	$217,618	$53.00	$217,618	$53.00	—	$—	$—	$—	$—
2006	318,722	22,691,046	71.19	22,725,389	71.30	—	—	—	—	—
2007	150,245	9,562,635	63.65	9,574,330	63.72	—	—	—	—	—
2008	504,732	31,382,982	62.18	31,949,678	63.30	—	—	—	—	—
2009	176,935	11,841,191	66.92	12,632,564	71.40	—	—	—	—	—
2010	310,350	21,366,885	68.85	22,287,855	71.82	—	—	—	—	—
2011	395,574	23,892,064	60.40	26,931,822	68.08	—	—	—	—	—
2012	935,649	57,104,021	61.03	59,030,696	63.09	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	193,274	11,196,652	57.93	12,083,129	62.52	—	—	—	—	—
Thereafter	4,307,769	258,383,149	59.98	314,129,325	72.92	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	411	$54,588	$132.82	$55,691	$135.50
2006	—	—	—	—	—	15,575	713,911	45.84	717,314	46.06
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	3,232	166,653	51.56	170,430	52.73
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	362,718	72.11	422,718	84.04
2011	—	—	—	—	—	14,995	1,406,837	93.82	1,599,902	106.70
2012	—	—	—	—	—	5,639	639,016	113.32	824,067	146.14
2013	—	—	—	—	—	15,896	1,474,896	92.78	1,649,603	103.77
2014	—	—	—	—	—	11,944	1,088,608	91.14	1,386,032	116.04
Thereafter	—	—	—	—	—	121,967	10,664,064	87.43	13,796,878	113.12

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	4,106	217,618	53.00	217,618	53.00	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	4,106	$217,618	$53.00	$217,618	$53.00	—	—	—	—	—

Q1 2006	30,010	$2,146,554	$71.53	$2,146,554	$71.53	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	30,100	1,987,976	66.05	1,987,976	66.05	—	—	—	—	—
Q4 2006	258,612	18,556,516	71.75	18,590,859	71.89	—	—	—	—	—

Total 2006	318,722	$22,691,046	$71.19	$22,725,389	$71.30	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	411	54,588	132.82	55,691	135.50

Total 2005	—	$—	$—	$—	$—	411	$54,588	$132.82	$55,691	$135.50

Q1 2006	—	$—	$—	—	$—	—	$—	$—	$—	—
Q2 2006	—	—	—	—	—	350	25,700	73.43	25,700	$73.43
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	15,225	688,211	45.20	691,614	45.43

Total 2006	—	$—	$—	$—	$—	15,575	$713,911	$45.84	$717,314	$46.06

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	284,655	$9,141,326	$32.11	$9,141,291	$32.11	—	$—	$—	$—	$—
2006	76,829	2,704,678	35.20	2,731,645	35.55	—	—	—	—	—
2007	522,267	15,984,378	30.61	16,466,261	31.53	—	—	—	—	—
2008	748	25,033	33.47	23,911	31.97	—	—	—	—	—
2009	252,520	7,820,292	30.97	8,639,384	34.21	—	—	—	—	—
2010	175,680	5,933,592	33.77	6,248,056	35.56	—	—	—	—	—
2011	269,917	8,598,918	31.86	9,193,711	34.06	—	—	—	—	—
2012	5,500	182,912	33.26	192,537	35.01	—	—	—	—	—
2013	96,715	3,026,990	31.30	3,338,823	34.52	—	—	—	—	—
2014	284,574	8,207,563	28.84	9,446,606	33.20	—	—	—	—	—
Thereafter	119,034	2,907,302	24.42	4,209,978	35.37	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	91,073	$3,001,875	$32.96	$3,001,841	$32.96	—	$—	$—	$—	$—
Q2 2005	8,977	281,833	31.40	281,833	31.40	—	—	—	—	—
Q3 2005	135,202	4,122,178	30.49	4,122,178	30.49	—	—	—	—	—
Q4 2005	49,403	1,735,439	35.13	1,735,439	35.13	—	—	—	—	—

Total 2005	284,655	$9,141,326	$32.11	$9,141,291	$32.11	—	—	—	—	—

Q1 2006	8,277	$284,812	$34.41	$293,089	$35.41	—	$—	$—	$—	$—
Q2 2006	28,238	1,036,841	36.72	1,039,273	36.80	—	—	—	—	—
Q3 2006	4,251	165,305	38.89	165,305	38.89	—	—	—	—	—
Q4 2006	36,063	1,217,720	33.77	1,233,978	34.22	—	—	—	—	—

Total 2006	76,829	$2,704,678	$35.20	$2,731,645	$35.55	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—

Total 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE OTHER PROPERTIES

Lease Expirations

Other Properties (Richmond, VA and Baltimore, MD)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	63,823	$1,568,493	$24.58	$1,583,450	$24.81	—	$—	$—	$—	$—
2006	39,038	1,067,892	27.36	1,098,908	28.15	—	—	—	—	—
2007	94,201	3,156,858	33.51	3,101,834	32.93	—	—	—	—	—
2008	16,233	385,415	23.74	446,931	27.53	—	—	—	—	—
2009	78,869	2,037,075	25.83	2,085,944	26.45	—	—	—	—	—
2010	62,819	1,685,497	26.83	1,933,338	30.78	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	49,862	1,562,876	31.34	1,880,286	37.71	—	—	—	—	—
2013	286,408	6,605,053	23.06	7,401,267	25.84	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
Thereafter	761,346	19,794,186	26.00	23,803,520	31.27	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	6,700	265,693	39.66	265,693	39.66
2008	—	—	—	—	—	5,657	184,191	32.56	210,503	37.21
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	6,532	249,546	38.20	266,818	40.85
2014	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	14,582	348,652	23.91	346,656	23.77

Boston Properties, Inc.

Fourth Quarter 2004

IN-SERVICE OTHER PROPERTIES

Quarterly Lease Expirations

Other Properties (Richmond, VA and Baltimore, MD)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	3,480	$79,605	$22.87	$79,605	$22.87	—	$—	$—	$—	$—
Q2 2005	15,627	412,859	26.42	416,028	26.62	—	—	—	—	—
Q3 2005	4,101	113,888	27.77	113,888	27.77	—	—	—	—	—
Q4 2005	40,615	962,141	23.69	973,929	23.98	—	—	—	—	—

Total 2005	63,823	$1,568,493	$24.58	$1,583,450	$24.81	—	$—	$—	$—	$—

Q1 2006	8,739	$281,874	$32.25	$289,511	$33.13	—	$—	$—	$—	$—
Q2 2006	15,307	396,226	25.89	404,013	26.39	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	14,992	389,792	26.00	405,384	27.04	—	—	—	—	—

Total 2006	39,038	$1,067,892	$27.36	$1,098,908	$28.15	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—

Total 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

Fourth Quarter 2004

CBD PROPERTIES

Lease Expirations

	Greater Boston								Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	435,143	(1)	$23,557,651	$54.14	(1)	$22,971,073	$52.79	(1)	71,508	$2,861,315	$40.01	$2,873,628	$40.19
2006	132,979	(2)	$6,332,129	47.62	(2)	$6,315,147	47.49	(2)	32,596	$1,207,282	$37.04	$1,227,391	$37.65
2007	175,363		$9,295,179	53.01		$9,212,556	52.53		275,734	$9,574,237	$34.72	$9,671,199	$35.07
2008	182,072		$6,990,691	38.40		$6,868,094	37.72		40,973	$1,642,221	$40.08	$1,751,224	$42.74
2009	758,833		$27,569,547	36.33		$30,427,026	40.10		836,126	$32,046,594	$38.33	$33,947,752	$40.60
2010	192,924		$6,969,370	36.12		$7,307,589	37.88		434,403	$17,924,369	$41.26	$20,226,757	$46.56
2011	450,829		$23,053,369	51.14		$25,995,801	57.66		196,512	$8,266,121	$42.06	$9,453,651	$48.11
2012	309,025		$13,648,608	44.17		$14,558,002	47.11		83,235	$3,262,875	$39.20	$3,278,722	$39.39
2013	262,729		$13,449,570	51.19		$14,565,562	55.44		1,702	$90,126	$52.95	$110,555	$64.96
2014	389,981		$14,902,289	38.21		$16,169,118	41.46		55,969	$2,744,855	$49.04	$3,426,557	$61.22
Thereafter	661,508		$27,041,873	40.88		$30,861,970	46.65		457,426	$21,116,928	$46.16	$25,629,485	$56.03

	New York								San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	4,517		$272,206	$60.26		$273,309	$60.51		154,590	$6,904,269	$44.66	$7,232,710	$46.79
2006	334,297		23,404,957	70.01		23,442,702	70.13		623,853	31,200,523	50.01	31,248,688	50.09
2007	150,245		9,562,635	63.65		9,574,330	63.72		443,156	21,637,472	48.83	21,963,778	49.56
2008	507,964		31,549,635	62.11		32,120,108	63.23		280,994	11,777,375	41.91	12,289,308	43.74
2009	176,935		11,841,191	66.92		12,632,564	71.40		239,175	11,498,003	48.07	11,630,134	48.63
2010	315,380		21,729,603	68.90		22,710,573	72.01		252,243	13,871,696	54.99	15,113,803	59.92
2011	410,569		25,298,901	61.62		28,531,724	69.49		212,834	18,822,778	88.44	19,160,715	90.03
2012	941,288		57,743,037	61.34		59,854,763	63.59		166,182	7,808,644	46.99	8,527,435	51.31
2013	15,896		1,474,896	92.78		1,649,603	103.77		121,619	4,619,782	37.99	5,161,690	42.44
2014	205,218		12,285,260	59.86		13,469,162	65.63		252,715	8,622,515	34.12	9,744,094	38.56
Thereafter	4,429,736		269,047,213	60.74		327,926,203	74.03		612,486	25,664,649	41.90	27,398,808	44.73

	Princeton/East Brunswick								Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—		$—	$—		$—	$—		63,823	$1,568,493	$24.58	$1,583,450	$24.81
2006	—		—	—		—	—		39,038	1,067,892	27.36	1,098,908	28.15
2007	—		—	—		—	—		100,901	3,422,551	33.92	3,367,526	33.37
2008	—		—	—		—	—		21,890	569,606	26.02	657,434	30.03
2009	—		—	—		—	—		78,869	2,037,075	25.83	2,085,944	26.45
2010	—		—	—		—	—		62,819	1,685,497	26.83	1,933,338	30.78
2011	—		—	—		—	—		—	—	—	—	—
2012	—		—	—		—	—		49,862	1,562,876	31.34	1,880,286	37.71
2013	—		—	—		—	—		292,940	6,854,599	23.40	7,668,085	26.18
2014	—		—	—		—	—		—	—	—	—	—
Thereafter	—		—	—		—	—		775,928	20,142,838	25.96	24,150,176	31.12

(1)	Includes 26,668 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $48.02 and rent on expiring leases with future step-up is $47.58 per square foot in 2005.
(1)	Includes 15,960 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $42.38 and rent on expiring leases with future step-up is $42.23 per square foot in 2006.

Boston Properties, Inc.

Fourth Quarter 2004

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	295,945	$8,577,701	$28.98	$8,528,281	$28.82	219,614	$6,072,681	$27.65	$6,114,455	$27.84
2006	758,750	18,767,807	24.74	18,373,297	24.22	248,730	7,039,865	28.30	7,269,264	29.23
2007	479,557	13,107,185	27.33	13,493,322	28.14	274,268	6,857,123	25.00	7,062,249	25.75
2008	354,007	10,460,579	29.55	10,778,820	30.45	234,401	7,127,881	30.41	7,628,532	32.54
2009	399,043	13,211,760	33.11	14,013,063	35.12	86,171	1,859,320	21.58	2,012,953	23.36
2010	179,235	4,460,660	24.89	4,614,800	25.75	310,534	8,368,443	26.95	9,538,453	30.72
2011	543,741	12,478,796	22.95	13,753,797	25.29	593,425	16,843,555	28.38	19,427,841	32.74
2012	442,648	12,909,231	29.16	13,991,955	31.61	618,361	21,855,435	35.34	26,372,047	42.65
2013	—	—	—	—	—	71,476	2,151,638	30.10	2,618,333	36.63
2014	34,474	797,695	23.14	906,759	26.30	729,019	20,535,746	28.17	22,450,419	30.80
Thereafter	208,875	7,032,662	33.67	9,458,693	45.28	1,537,233	47,684,107	31.02	52,549,109	34.18

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	114,134	$3,295,801	$28.88	$3,295,801	$28.88
2006	—	—	—	—	—	36,569	2,257,368	61.73	2,402,104	65.69
2007	—	—	—	—	—	10,902	283,770	26.03	295,629	27.12
2008	—	—	—	—	—	75,206	1,855,755	24.68	1,924,856	25.59
2009	—	—	—	—	—	10,740	323,344	30.11	355,303	33.08
2010	—	—	—	—	—	9,995	221,328	22.14	283,863	28.40
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	256,302	7,357,972	28.71	8,618,977	33.63
Thereafter	—	—	—	—	—	115,405	3,105,128	26.91	4,021,630	34.85

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	284,655	$9,141,326	$32.11	$9,141,291	$32.11	—	$—	$—	$—	$—
2006	76,829	2,704,678	35.20	2,731,645	35.55	—	—	—	—	—
2007	522,267	15,984,378	30.61	16,466,261	31.53	—	—	—	—	—
2008	748	25,033	33.47	23,911	31.97	—	—	—	—	—
2009	252,520	7,820,292	30.97	8,639,384	34.21	—	—	—	—	—
2010	175,680	5,933,592	33.77	6,248,056	35.56	—	—	—	—	—
2011	269,917	8,598,918	31.86	9,193,711	34.06	—	—	—	—	—
2012	5,500	182,912	33.26	192,537	35.01	—	—	—	—	—
2013	96,715	3,026,990	31.30	3,338,823	34.52	—	—	—	—	—
2014	284,574	8,207,563	28.84	9,446,606	33.20	—	—	—	—	—
Thereafter	119,034	2,907,302	24.42	4,209,978	35.37	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2004

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Fourth Quarter 2004	Fourth Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	78.2%	77.0%	1.6%	83.4%	80.1%	4.1%
Average Daily Rate	$224.38	$208.94	7.4%	$209.64	$199.32	5.2%
Revenue per available room	$175.47	$160.88	9.1%	$174.74	$159.60	9.5%

Cambridge Center Marriott

	Fourth Quarter 2004	Fourth Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	71.6%	69.7%	2.7%	76.8%	72.9%	5.3%
Average Daily Rate	$175.93	$170.87	3.0%	$162.82	$157.55	3.3%
Revenue per available room	$125.96	$119.01	5.8%	$125.06	$114.79	8.9%

Residence Inn by Marriott

	Fourth Quarter 2004	Fourth Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	81.2%	81.8%	-0.7%	83.1%	80.8%	2.8%
Average Daily Rate	$144.92	$120.51	20.3%	$137.27	$123.76	10.9%
Revenue per available room	$117.68	$98.61	19.3%	$114.01	$100.00	14.0%

Total Hotel Performance

	Fourth Quarter 2004	Fourth Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	76.1%	75.0%	1.5%	80.6%	77.3%	4.3%
Average Daily Rate	$187.91	$174.83	7.5%	$175.32	$166.40	5.4%
Revenue per available room	$143.11	$130.70	9.5%	$141.69	$128.78	10.0%

Boston Properties, Inc.

Fourth Quarter 2004

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
Greater Boston	94.0%	93.8%	85.9%	83.9%	90.2%	89.1%
Greater Washington	100.0%	99.7%	96.8%	94.0%	97.6%	95.5%
Midtown Manhattan	98.7%	99.4%	—	—	98.7%	99.4%
Baltimore, MD	90.9%	95.1%	—	—	90.9%	95.1%
Princeton/East Brunswick, NJ	—	—	90.2%	93.4%	90.2%	93.4%
Richmond, VA	91.3%	89.2%	—	—	91.3%	89.2%
Greater San Francisco	82.4%	91.1%	69.8%	33.0%	80.3%	81.6%

Total Portfolio	93.4%	95.6%	90.1%	86.6%	92.1%	92.0%

Same Property Occupancy(1)- By Type of Property

	CBD		Suburban		Total
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
Total Office Portfolio	93.4%	95.6%	90.5%	87.4%	92.4%	92.6%
Total Office/Technical Portfolio	100.0%	100.0%	97.5%	91.4%	97.6%	91.8%
Total Industrial Portfolio	—	—	0.0%	0.0%	0.0%	0.0%

Total Portfolio	93.4%	95.6%	90.1%	86.6%	92.1%	92.0%

(1)	For disclosures related to our definition of Same Property, see page 54.

Boston Properties, Inc.

Fourth Quarter 2004

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (1)	Total
Number of Properties	96	17	1	3	117
Square feet	28,495,600	1,403,789	152,009	937,874	30,989,272
Percent of in-service properties	92.3%	100.0%	100.0%	100.0%	92.9%
Occupancy @ 12/31/03	92.6%	91.8%	0.0%	—	92.0%
Occupancy @ 12/31/04	92.4%	97.6%	0.0%	—	92.1%
Percent change from 4th quarter 2004 over 4th quarter 2003 (2):
Rental revenue	0.7%	9.1%	See Note 4	9.7%	1.5%
Operating expenses and real estate taxes	5.1%	-2.6%	See Note 4	6.1%	5.2%
Net Operating Income (3)	-1.4%	12.4%	See Note 4	19.3%	-0.5%
Net Operating Income (3) - without hotels					-1.1%

Rental revenue - cash basis	2.6%	9.7%	See Note 4	9.7%	3.2%
Net Operating Income (3) - cash basis (4)	1.2%	13.1%	See Note 4	19.3%	2.0%
Net Operating Income (3) - cash basis(4) - without hotels					1.5%

Same Property Lease Analysis - quarter ended December 31, 2004

	Office	Office/Technical	Industrial	Total
Vacant space available @ 10/1/04 (sf)	2,265,382	—	152,009	2,417,391
Square footage of leases expiring or terminated 10/1/04-12/31/04	1,220,118	44,468	—	1,264,586

Total space for lease (sf)	3,485,500	44,468	152,009	3,681,977

New tenants (sf)	532,101	—	—	532,101
Renewals (sf)	740,170	44,468	—	784,638

Total space leased (sf)	1,272,271	44,468	—	1,316,739

Space available @ 12/31/04 (sf)	2,213,229	—	152,009	2,365,238

Net (increase)/decrease in available space (sf)	52,153	—	—	52,153
Average lease term (months)	98	12	—	95
2nd generation TI/Comm PSF	$30.50	$0.47	$—	$29.33
Increase (decrease) in 2nd generation gross rents (5)	-9.68%	1.95%	—	-9.45%
Increase (decrease) in 2nd generation net rents (5)	-16.22%	1.14%	—	-15.81%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 47 for a quantitative reconciliation.
(3)	For a quantitative reconciliation of Net Operating Income (NOI) to net income in accordance with GAAP, see page 47. For disclosures relating to our use of NOI, see page 54.
(4)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 48. For disclosures relating to our use of NOI, see page 54.
(5)	Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 1,068,893 square feet.

Boston Properties, Inc.

Fourth Quarter 2004

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	12/31/2004	12/31/2003
	(in thousands)
Net income available to common shareholders	$62,254	$60,592
Gains on sales of real estate from discontinued operations, net of minority interest	(1,087)	—
Income from discontinued operations, net of minority interest	(19)	(1,149)
Gains on sales of real estate and other assets, net of minority interest	—	—
Minority interest in Operating Partnership	16,000	18,676
Income from unconsolidated joint ventures	(664)	(662)
Minority interest in property partnerships	(1,558)	(370)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and other assets, income from discontinued operations and gains on sales of real estate from discontinued operations	74,926	77,087
Add:
Depreciation and amortization	68,735	55,824
Interest	79,378	75,001
General and administrative	15,541	11,749

Subtract:
Interest and other	(841)	(866)
Development and management services	(5,338)	(4,550)

Consolidated Net Operating Income	$232,401	$214,245

Same Property Net Operating Income	$208,154	$209,283

Net operating income from non Same Properties (1)	23,613	3,736
Termination income	634	1,226

Consolidated Net Operating Income	$232,401	$214,245

Same Property Net Operating Income	$208,154	$209,283
Less Straight Line Rent	8,653	13,768

Same Property Net Operating Income - cash basis	$199,501	$195,515

(1)	See pages 20-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2004

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical				Industrial
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-04	31-Dec-03			31-Dec-04	31-Dec-03			31-Dec-04	31-Dec-03
Rental Revenue	$298,180	$296,659			$5,755	$5,274			$2	$15
Less Termination Income	634	1,226			—	—			—	—

Rental revenue - subtotal	297,546	295,433	2,113	0.7%	5,755	5,274	481	9.1%	2	15	(13)	-86.7%
Operating expenses and real estate taxes	101,183	96,293	4,890	5.1%	1,125	1,155	(30)	-2.6%	109	84	25	29.8%

Net Operating Income (1)	$196,363	$199,140	$(2,777)	-1.4%	$4,630	$4,119	$511	12.4%	$(107)	$(69)	$(38)	-55.1%

Rental revenue - subtotal	$297,546	$295,433			$5,755	$5,274			$2	$15
Less Straight Line Rent	8,633	13,724	(5,091)		17	41	(24)		—	—	—

Rental revenue - cash basis	288,913	281,709	7,204	2.6%	5,738	5,233	505	9.7%	2	15	(13)	-86.7%
Less:
Operating expenses and real estate taxes	101,183	96,293	4,890	5.1%	1,125	1,155	(30)	-2.6%	109	84	25	29.8%

Net Operating Income (2) - cash basis	$187,730	$185,416	$2,314	1.2%	$4,613	$4,078	$535	13.1%	$(107)	$(69)	$(38)	55.1%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-04	31-Dec-03			31-Dec-04	31-Dec-03
Rental Revenue	$24,230	$22,086			$328,167	$324,034
Less Termination Income	—	—			634	1,226

Rental revenue - subtotal	24,230	22,086	$2,144	9.7%	327,533	322,808	4,725	1.5%
Operating expenses and real estate taxes	16,962	15,993	969	6.1%	119,379	113,525	5,854	5.2%

Net Operating Income (1)	$7,268	$6,093	$1,175	19.3%	$208,154	$209,283	$(1,129)	-0.5%

Rental revenue - subtotal	$24,230	$22,086			$327,533	$322,808
Less Straight Line Rent	3	3	—		8,653	13,768	(5,115)

Rental revenue - cash basis	24,227	22,083	2,144	9.7%	318,880	309,040	9,840	3.2%
Less:
Operating expenses and real estate taxes	16,962	15,993	969	6.1%	119,379	113,525	5,854	5.2%

Net Operating Income (2) - cash basis	$7,265	$6,090	$1,175	19.3%	$199,501	$195,515	$3,986	2.0%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 47. For disclosures relating to our use of NOI see page 54.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 46. For disclosures relating to our use of NOI see page 54.

Boston Properties, Inc.

Fourth Quarter 2004

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2004

	Office	Office/Technical	Industrial	Total
Vacant space available @ 10/1/2004 (sf)	2,506,166	—	152,009	2,658,175
Property dispositions/ assets taken out of service (sf)	—	—	(40,000)	(40,000)
Property acquisitions/ assets placed in-service (sf)	—	—	—	—
Leases expiring or terminated 10/1/04-12/31/04(sf)	1,220,058	44,468	40,000	1,304,526

Total space for lease (sf)	3,726,224	44,468	152,009	3,922,701

New tenants (sf)	581,767	—	—	581,767
Renewals (sf)	740,170	44,468	—	784,638

Total space leased (sf)	1,321,937	44,468	—	1,366,405 (1)

Space available @ 12/31/04 (sf)	2,404,287	—	152,009	2,556,296

Net (increase)/decrease in available space (sf)	101,879	—	—	101,879
Average lease term (months)	98	12	—	95
2nd generation TI/Comm PSF	$30.50	$0.47	$—	$29.33
Increase (decrease) in 2nd generation gross rents (2)	-9.68%	1.95	—	-9.45%
Increase (decrease) in 2nd generation net rents (3)	-16.22%	1.14	—	-15.81%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,068,893.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,068,893.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	64,570	266,040	-17.07%	-28.61%	330,610
Washington	—	497,398	-1.33%	-7.52%	497,398
New York	49,666	25,932	-5.98%	-10.57%	75,598
San Francisco	111,273	182,649	-22.66%	-31.54%	293,922
Princeton	—	168,877	-2.61%	-2.62%	168,877

	225,509	1,140,896	-9.45%	-15.81%	1,366,405

Boston Properties, Inc.

Fourth Quarter 2004

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2004	Q3 2004	Q2 2004	Q1 2004	2003	2002
Recurring capital expenditures	$10,921	$6,831	$4,138	$3,211	$18,514	$16,674
Planned non-recurring capital expenditures associated with acquisition properties	3,102	482	981	324	4,464	31,908
Hotel improvements, equipment upgrades and replacements	262	238	228	273	2,345	3,218

	$14,285	$7,551	$5,347	$3,808	$25,323	$51,800

2nd Generation Tenant Improvements and Leasing Commissions

(in thousands, except per share amounts)

	Q4 2004	Q3 2004	Q2 2004	Q1 2004	2003	2002
Office
Square feet	1,096,428	1,085,529	679,980	494,330	2,635,914	2,122,409

Tenant improvement and lease commissions PSF	$30.50	$18.04	$24.99	$26.33	$14.41	$20.17

Office/Technical
Square feet	44,468	—	70,059	81,426	169,893	347,321

Tenant improvement and lease commissions PSF	$0.47	$—	$10.04	$25.64	$6.43	$1.42

Industrial
Square feet	—	—	—	—	—	244,904

Tenant improvement and lease commissions PSF	$—	$—	$—	$—	$—	$0.62

Average tenant improvement and lease commissions PSF	$29.33	$18.04	$23.59	$26.23	$13.93	$16.01

Boston Properties, Inc.

Fourth Quarter 2004

ACQUISITIONS/DISPOSITIONS

as of December 31, 2004

ACQUISITIONS

For the period from January 1, 2004 through December 31, 2004

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
140 Kendrick Street (remaining 75% interest)	Mar-04	380,987	$21,552,000	$—	$21,552,000	100%
1330 Connecticut Avenue	Apr-04	259,403	88,000,000	9,200,000	97,200,000	99%

Total Acquisitions		640,390	$109,552,000	$9,200,000	$118,752,000	100%

DISPOSITIONS

For the period from January 1, 2004 through December 31, 2004

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
430 Rozzi Place (1)	Jan-04	20,000	$2,460,000	$2,172,000
Hilltop Office Center (1)	Feb-04	142,866	18,000,000	15,494,000
Sugarland Business Park, Building Two	Feb-04	59,215	7,131,000	2,414,000
Decoverly Two, Three, Six and Seven (2)	Apr-04	155,000	42,000,000	11,383,000
The Arboretum	Apr-04	96,000	21,500,000	7,980,000
38 Cabot Boulevard	May-04	161,000	5,750,000	4,227,000
Burlington Mall Road Land Parcel	Jun-04	n/a	1,900,000	1,658,000
Sugarland Business Park, Building One	Aug-04	52,423	7,800,000	794,000
204 Second Avenue	Sep-04	40,974	6,000,000	4,215,000
560 Forbes Boulevard (1)	Dec-04	40,000	4,000,000	3,786,000

Total Dispositions		767,478	$116,541,000	$54,123,000

(1)	We had a 35.7% interest in these properties, which were consolidated in our financial statements due to the scope and nature of our control. The gains presented are the gross amounts from the sales.
(2)	Buildings consist of two Class A office properties and two land parcels, one of which is subject to a ground lease.

Boston Properties, Inc.

Fourth Quarter 2004

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of December 31, 2004

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment (2)	Total Construction Loan	Amount Drawn at December 31, 2004	Estimated Future Equity Requirement	Percentage Leased (3)
901 New York Avenue (25% ownership)	Q3 2004	Q1 2005	Washington, D.C.	1	539,038	38,756,943	44,777,000	42,500,000	42,500,000	6,020,057	88%
Seven Cambridge Center	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	23,029,317	145,933,861	—	—	122,904,544	100%
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston, VA	1	182,000	6,540,841	45,754,416	—	—	39,213,575	100%
Capital Gallery expansion	Q1 2006	Q3 2007	Washington, D.C.	—	318,557	4,389,011	69,100,000	—	—	64,710,989	7%
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	4,215,063	26,011,485	—	—	21,796,422	N/A

Total Development Properties				3	1,270,623	$76,931,175	$331,576,762	$42,500,000	$42,500,000	$254,645,587	72%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2004

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment (2)	Debt	Drawn at December 31, 2004	Estimated Future Equity Requirement	Percentage Leased
New Dominion Tech, Building Two	Q3 2004	Q3 2004	Herndon, VA	1	257,400	$58,173,629	$67,589,000	$63,000,000	$63,000,000	$—	100%
Times Square Tower	Q2 2004	Q2 2005	New York, NY	1	1,234,272	589,806,280	653,500,000	475,000,000	423,790,206	—	86%

Total Developments Placed in Service				2	1,491,672	647,979,909	721,089,000	538,000,000	486,790,206	—	88%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Includes net revenues during lease-up period and cash component of hedge contracts.
(3)	Represents percentage leased as of January 25, 2005

Boston Properties, Inc.

Fourth Quarter 2004

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2004

Location	Acreage	Developable Square Feet
Rockville, MD	79.7	1,142,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	39.6	1,417,000
Boston, MA	0.5	776,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	4.3	202,000
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	366.8	7,492,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2004

Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Washington, D.C. (2)	4.6	1,432,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	—	200,000

	176.0	3,832,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(2)	Approximately 1.1 million square feet is subject to ground lease.
(3)	Subject to ground lease.
(4)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Fourth Quarter 2004

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

Management uses FFO principally to evaluate the operating performance of our assets from period to period, and therefore it is important that transactions which impact operations over multiple periods be reflected in FFO in accordance with their substance, even if GAAP requires that the income or loss attributable to the transaction be recorded in a particular period. The resulting adjustments to FFO computed in accordance with the NAREIT definition are particularly meaningful when the events in question are substantively equivalent to other similar transactions, but the reporting of those similar transactions under GAAP more closely matches their economic substance.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “same properties.” “Same properties” therefore exclude properties placed in service or acquired after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “same properties.” See pages 20-23 for “in-service properties” which are not included in “same properties.”

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